UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025

Columbus Circle Capital Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42653	99-3947168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, 24th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792-5600

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BRRWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BRR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BRRWW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 3, 2025, the Company held an extraordinary general meeting of shareholders (the “Meeting”) in connection with its previously announced business combination (the “Business Combination”) with ProCap BTC, LLC, a Delaware limited liability company (“ProCap”), ProCap Financial, Inc., a Delaware corporation (the “Pubco”) and other parties thereto, pursuant to that certain business combination agreement, dated as of June 23, 2025, as amended on July 28, 2025 (as may be further amended, restated or otherwise modified from time to time, the “Business Combination Agreement”).

At the Meeting, the Company’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on November 12, 2025 (the “Proxy Statement”), and each of the proposals was approved by the shareholders.

The final voting results for each matter submitted to a vote of the shareholders at the Meeting are as follows:

●	Proposal 1 — The Domestication Proposal — To approve by way of a special resolution (a) the change of domicile of the Company by way of a continuation out of the Cayman Islands and a domestication into the State of Delaware as a corporation (the “Domestication”); and (b) the filing of a Certificate of Corporate Domestication with the Secretary of State of Delaware, under which the Company will be transferred by way of continuation out of the Cayman Islands and domesticated as a corporation in the State of Delaware.

FOR	AGAINST	ABSTENTIONS
8,333,333	0	0

●	Proposal 2 — The CCCM Interim Charter Proposal — To approve by way of a special resolution, subject to the approval of the Domestication Proposal by way of a special resolution, upon the Domestication taking effect, (a) the adoption of the certificate of incorporation, in the form appended to the Proxy Statement as Annex B, in place of the Company’s amended and restated memorandum and articles of association, as currently in effect (the “CCCM Memorandum and Articles”), and which will remove or amend those provisions of the CCCM Memorandum and Articles that terminate or otherwise cease to be applicable as a result of the Domestication; and (b) the adoption of bylaws in the form appended as Annex C to the Proxy Statement.

FOR	AGAINST	ABSTENTIONS
8,333,333	0	0

●	Proposal 3 — The Business Combination Proposal — To approve by way of an ordinary resolution the Business Combination Agreement, by and among the Company, Pubco, Crius SPAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“SPAC Merger Sub”), Crius Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub”), ProCap, and Inflection Points Inc d/b/a Professional Capital Management, a Delaware corporation, pursuant to which, among other things, following the Domestication, (a) SPAC Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “SPAC Merger”), and (b) Company Merger Sub will merge with and into ProCap, with ProCap continuing as the surviving entity (the “Company Merger”).

FOR	AGAINST	ABSTENTIONS
19,429,420	7,194,713	9,961

●	Proposal 4 — The Pubco Charter Proposal — To approve by way of ordinary resolution the adoption of the amended and restated certificate of incorporation of Pubco (the “Pubco Charter”) and the amended and restated bylaws of Pubco (the “Pubco Bylaws”), substantially in the form attached to the Proxy Statement as Annexes D and E, respectively (the “Proposed Organizational Documents”), which are necessary to adequately address the needs of Pubco following the closing of the Business Combination (the “Closing”).

FOR	AGAINST	ABSTENTIONS
19,432,593	7,011,540	189,961

●	Proposal 5 — The Organizational Documents Proposals — To approve by way of an ordinary resolution, on a non-binding advisory basis, three separate proposals to approve the material differences between the CCCM Memorandum and Articles and the Proposed Organizational Documents.

Proposal 5(A) — To approve the provision in the Pubco Charter authorizing the issuance of up to 600,000,000 shares, consisting of 550,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share.

FOR	AGAINST	ABSTENTIONS
18,684,646	7,936,196	13,252

Proposal 5(B) — To approve the provision of the Pubco Charter requiring, subject to the DGCL, the affirmative vote of the holders of at least a majority of the voting power of all then-outstanding shares of common stock, par value $0.0001 per share, of Pubco (the “Pubco Stock”) entitled to vote thereon, voting together as a single class, to amend, repeal, or modify the Pubco Charter or Pubco Bylaws.

FOR	AGAINST	ABSTENTIONS
19,426,547	7,015,545	192,002

Proposal 5(C) — To approve all provisions of the Proposed Organizational Documents related to the change from a blank check company with a limited time period to complete a business combination to a corporation with perpetual existence.

FOR	AGAINST	ABSTENTIONS
19,427,752	7,014,540	191,802

●	Proposal 6 — The Director Election Proposal — To approve by way of an ordinary resolution a proposal to elect five directors to serve on the board of directors of Pubco following the Closing for the applicable term under the Pubco Charter, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal.

	FOR	WITHHOLD
Anthony Pompliano	19,464,089	7,170,005
Gary Quin	19,464,101	7,169,993
Bill Koutsouras	19,464,101	7,169,993
William H. Miller IV	19,464,101	7,169,993
Eric Jackson	19,463,801	7,170,293

●	Proposal 7 — The Nasdaq Proposal — To approve by way of an ordinary resolution a proposal for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of (i) shares of Pubco Stock in connection with the Business Combination and (ii) additional shares of Pubco Stock that will, upon Closing, be reserved for issuance (a) upon conversion of certain convertible notes issued pursuant to the Convertible Note Subscription Agreements and (b) pursuant to the ProCap Financial, Inc. 2025 Equity Incentive Plan (the “2025 Incentive Plan”), to the extent such issuances would require shareholder approval under Nasdaq Rule 5635.

FOR	AGAINST	ABSTENTIONS
19,453,840	6,988,874	191,380

●	Proposal 8 — The Incentive Plan Proposal — To approve by way of an ordinary resolution the 2025 Incentive Plan. The form of the 2025 Incentive Plan to become effective upon the Closing is appended to the Proxy Statement as Annex F.

FOR	AGAINST	ABSTENTIONS
18,806,724	7,817,309	10,061

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

In light of receipt of the requisite approvals by the Company’s shareholders described above, the Company expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination.

Item 7.01 Regulation FD Disclosure.

On December 3, 2025, the Company and Pubco issued a joint press release (the “Press Release”) announcing that the Business Combination was approved by the Company’s shareholders. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS CIRCLE CAPITAL CORP I

	By:	/s/ Gary Quin
		Name:	Gary Quin
		Title:	Chief Executive Officer

Dated: December 3, 2025

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